Exhibit 10.60

US 9617345

JOINDER TO TAX RECEIVABLE AGREEMENT
This JOINDER AGREEMENT (this “Joinder”), dated as of March 14, 2023, effective as of November 9, 2022 is delivered pursuant to the terms of Section 7.6(a)(i) of the Tax Receivable Agreement, dated as of April 1, 2021 (the “Tax Receivable Agreement”) by and among Stronghold Digital Mining, Inc. (“SDIG”), Q Power LLC, and Gregory A. Beard as the Agent, in connection with the transfer of 1,000,000 Common Units on November 9, 2022 in accordance with the terms of the Fourth Amended and Restated Limited Liability Company Agreement of Stronghold Digital Mining Holdings, LLC by Q Power LLC (“Assignor”) to William Spence (“Assignee”) and Assignor’s assignment to Assignee of Assignor’s rights under the Tax Receivable Agreement with respect to such transferred Common Units. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Tax Receivable Agreement.
1.Joinder to the Tax Receivable Agreement. Assignee hereby acknowledges and agrees to become a “TRA Holder” for all purposes of the Tax Receivable Agreement upon the execution of this Joinder by the Assignee and delivery hereof to SDIG, with all the rights, privileges and responsibilities of a TRA Holder thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the Tax Receivable Agreement. This Joinder shall be attached to the Tax Receivable Agreement and treated as a signature page to a counterpart of the Tax Receivable Agreement for all purposes. Each party to the Tax Receivable Agreement is intended to be a third party beneficiary to this Joinder and shall be entitled to rely upon, and enforce this Joinder, to the same extent as if it is a signatory hereto.
2.Address. All notices under the Tax Receivable Agreement to the Assignee shall be directed to the address set forth below the Assignee’s signature.
3.Consent and Agreement of SDIG. SDIG hereby agrees that the form and substance of this Joinder is satisfactory.
4.Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature page follows.]

IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by Assignee as of the date first written above.

ASSIGNEE:

WILLIAM SPENCE

Exhibit 10.60
/s/ Bill Spence

William Spence

Address:

Telephone Number:

TIN (e.g., EIN/SSN):

STRONGHOLD DIGITAL MINING, INC.

By: /s/ Greg Beard
Name: Gregory A. Beard
Title: Chief Executive Officer